UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2024

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 1, 2024, Healthpeak Properties, Inc., a Maryland corporation (“Healthpeak”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events and pursuant to Items 1.01, 2.01, 2.03, 5.02, 5.03, 7.01, 8.01 and 9.01 of Form 8-K, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated October 29, 2023 (the “Merger Agreement”), by and among Healthpeak, DOC DR Holdco, LLC, a Maryland limited liability company and a wholly owned subsidiary of Healthpeak (“DOC DR Holdco”), DOC DR, LLC, a Maryland limited liability company and a wholly owned subsidiary of Healthpeak OP (as defined below) (“DOC DR OP Sub”), Physicians Realty Trust, a Maryland real estate investment trust (“Physicians Realty Trust”), and Physicians Realty L.P., a Delaware limited partnership (“Physicians Partnership”). Pursuant to the Merger Agreement, on March 1, 2024, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things: (a) Physicians Realty Trust merged with and into DOC DR Holdco (the “Company Merger”), with DOC DR Holdco surviving as a wholly owned subsidiary of Healthpeak (the “Company Surviving Entity”); (b) immediately following the effectiveness of the Company Merger, Healthpeak contributed to Healthpeak OP, LLC, a Maryland limited liability company (“Healthpeak OP”), all of the outstanding equity interests in the Company Surviving Entity (the “Contribution”); and (c) immediately following the Contribution, Physicians Partnership merged with and into DOC DR OP Sub (together with the Company Merger, the “Merger”), with DOC DR OP Sub surviving as a subsidiary of Healthpeak OP.

This Current Report on Form 8-K/A amends the Original Form 8-K to include updated Item 9.01(b) pro forma financial information, which Healthpeak indicated would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 of the Original Form 8-K is hereby amended to include the required pro forma financial information. The Original Form 8-K otherwise remains unchanged.

Item 9.01        Financial Statements and Exhibits

(a)            Financial Statements and Exhibits.

The audited consolidated balance sheets of Physicians Realty Trust as of December 31, 2023 and 2022, the related consolidated statements of income, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and financial statement schedules required by Item 9.01(a) were previously filed with the SEC by Healthpeak on Form 8-K (File No. 001-08895), filed February 22, 2024, and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 and the year ended December 31, 2023, giving effect to the Merger, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No	Description

99.1	Unaudited pro forma condensed combined financial information of Healthpeak Properties, Inc. for the three months ended March 31, 2024 and the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2024	HEALTHPEAK PROPERTIES, INC.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer